Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Diseases Phase 2 Eosinophil Gastritis and Gastroenteritis Study Results Aug 5, 2019 Exhibit 99.1

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Agenda Robert Alexander, PhD Overview 5:00 – 5:15 AM Henrik Rasmussen, MD PhD Results of the ENIGMA Phase 2 Study 5:15 – 5:45 AM Evan Dellon, MD MPH Physician Perspective 5:45 – 5:55 AM Q&A 5:55 AM

Overview Robert Alexander, PhD CEO – Allakos

Executive Summary AK002 met all prespecified primary and secondary endpoints in EG/EGE Randomized, double-blind, placebo-controlled study results showed: 95% reduction in tissue eosinophils vs. placebo +10% (p < 0.0001) 69% treatment response rate vs. placebo 5% (p = 0.0008) 53% decrease in symptom score vs. placebo 24% (p = 0.0012) Strong proof of concept in EoE 13/14 (93%) of patients had eosinophils < 5 /hpf 53% decrease in dysphagia vs. placebo 17% Today’s data builds on robust results in multiple other diseases

Mast Cells and Eosinophils: Effector Cells Central to Initiating and Maintaining Inflammatory Responses Found at the Internal/External Interface of the Body In particular, in tissues and surrounding blood vessels and peripheral nerves Produce a Broad Range of Inflammatory Mediators Vasoactive amines, lipid mediators, proteases, cytokines and chemokines Participate in Acute and Chronic Inflammation Including both innate and adaptive immune responses Key Drivers in Many Serious Diseases Including gastrointestinal, ophthalmic, dermatologic, respiratory, and proliferative diseases MAST CELLS EOSINOPHILS

AK002 Developed to Target Siglec-8 on Mast Cells and Eosinophils Cell Membrane Activating Receptors Activation Siglec-8 Mast cell Eosinophil Inflammatory response AK002 Inhibition Mast cell Eosinophil Inhibition ADCC/Apoptosis AK002

8

Mast Cells and Eosinophils are Key Drivers of Inflammatory Disease


Allergens
Epithelium
IL-33
Activation and Recruitment of Other Immune Cells and Tissue Inflammation
IL- 4
IL-13
T Cell
B Cell
IL- 4
IL-13
Activated B Cell
IgE
Mast Cell
Histamine, LTC4, PGD2 and proteases
IL-5
IL-8
IL-6, TNFα
Histamine
Substance P
Eosinophil
Neutrophil
Macrophage
Smooth Muscle
Neuron
ECP, MBP, elastase, MMP, TNFα , IL-1β, TGFβ
Tissue damage, fibrosis
Bronchoconstriction, increased GI motility, pain, itch
SENSITIZATION
ACUTE AND CHRONIC INFLAMMATION

Allakos

Eosinophils and Mast Cells Play a Significant Role in Many Diseases Mast Cell Activation Syndrome Indolent Systemic Mastocytosis Chronic Urticaria Atopic Dermatitis Eosinophilic Gastritis Eosinophilic Esophagitis Eosinophilic Gastroenteritis Ulcerative Colitis Vernal Keratoconjunctivitis GASTROINTESTINAL DISEASES OPHTHALMIC DISEASES RESPIRATORY DISEASES SKIN DISEASES MULTI-ORGAN DISEASES Atopic Keratoconjunctivitis Asthma Perennial Allergic Conjunctivitis Eosinophilic Asthma Idiopathic Pulmonary Fibrosis Irritable Bowel Syndrome Crohn’s Disease

Eosinophilic Gastrointestinal Diseases (EGIDs) ESOPHAGUS STOMACH DUODENUM/ SMALL INTESTINE Eosinophilic Gastritis (EG) Eosinophilic Esophagitis (EoE) Eosinophilic Gastroenteritis (EGE) = US Prevalence ~20-25K ~25K ~200K EG, EGE, EoE Chronic Eosinophilic Inflammation of the Stomach, Small Intestine, or Esophagus Eosinophils and mast cells are important drivers of disease Symptoms: abdominal pain, nausea, early satiety, loss of appetite, bloating, abdominal cramping, vomiting, diarrhea, and dysphagia No FDA-approved treatment for EG, EGE, or EoE Current standard of care: diet and/or steroids Potential multi-billion dollar market opportunity

Eosinophilic Gastritis and/or Eosinophilic Gastroenteritis Phase 2 Study Henrik S. Rasmussen, MD PhD Chief Medical Officer - Allakos

ENIGMA Phase 2 Study Study Design Randomized, double-blind, placebo-controlled study in EG/EGE Active moderate to severe symptoms Biopsy confirmed EG/EGE Stomach: ≥30 eos/high powered field (hpf) in 5 hpfs Duodenum: ≥30 eos/hpf in 3 hpfs 65 Patients – 3 arms 22 patients 0.3, 1.0, 1.0, 1.0 mg/kg 21 patients 0.3, 1.0, 3.0, 3.0 mg/kg 22 patients placebo 4 monthly doses Endpoints assessed two weeks after last dose

Symptoms Assessed Using Proprietary PRO Abdominal pain Nausea Vomiting Early satiety Loss of appetite Abdominal cramping Bloating Diarrhea Developed in accordance with FDA guidance on PRO development Captures the symptoms of EG/EGE patients on a daily basis Measures 8 symptoms each on a scale of 0-10 (Total Symptom Score 80 points): EG/EGE-SQ© Questionnaire

Prespecified Hierarchical Analysis Per Protocol Primary Endpoint Mean percent change in gastrointestinal eosinophil counts from baseline Responder Secondary Endpoint Proportion of patients who have: >75% decrease in tissue eosinophils AND >30% benefit in Total Symptom Score (TSS) Symptoms Secondary Endpoint Mean percent change in TSS from baseline Endpoints designed to show (1) tissue eosinophil depletion, (2) symptom improvement, and (3) that these effects occur in the same individuals

Baseline Characteristics AK002 (n=39) Placebo (n=20) Total (N=59) Age, Median (Range) 43 (18-74) 40 (18-67) 42 (18-74) Female 72% 50% 64% EoE with Dysphagia 38% (15) 50% (10) 42% (25) % of Patients with AEC1 <500 eos/µL 74% 60% 69% % of Patients with AEC1 <1500 eos/µL 95% 95% 95% Mean Baseline Gastrointestinal Eosinophils/hpf 78 75 77 Mean Baseline Gastrointestinal Mast Cells/hpf 64 56 62 Mean Baseline Total Symptom Score (TSS) 34 30 33 1AEC: Blood Absolute Eosinophil Count

Primary Endpoint Met for All AK002 Groups Treatment Arm Baseline Eosinophil Counts / hpf Mean %∆ in Eosinophil Counts p - value High Dose AK002 (n=20) 76 -97% <0.0001 Low Dose AK002 (n=19) 80 -92% <0.0001 Combined AK002 (n=39) 78 -95% <0.0001 Placebo (n=20) 75 +10% -

37 of 39 patients had < 5 eos/hpf Stomach/Duodenal Eos < 5/HPF AK002 Demonstrates Potent Tissue Eosinophil Depletion % of Patients AK002 Placebo (0/20) (37/39)

AK002 Met Patient Reported Symptoms Secondary Endpoint Statistically significant improvements in symptoms observed 1 day after first infusion and maintained throughout the study Treatment Arm Baseline TSS Mean % Change in TSS p - value High Dose AK002 (n=20) 34 -58% 0.0012 Low Dose AK002 (n=19) 35 -49% 0.0150 Combined AK002 (n=39) 34 -53% 0.0012 Placebo (n=20) 30 -24% -

Higher Proportion of Patients with >50% Reduction in TSS on AK002 vs. Placebo Confidential % of Patients Placebo High Dose High/Low Low Dose AK002 EG/EGE-PRO Total Symptom Score: >50% Reduction (3/20) (13/20) (25/39) (12/19)

Improvement Across All Symptoms Measured on AK002 Confidential EG/EGE-PRO Symptom Score AK002 (n=39) Median Score -59% -79% -100% -65% -61% -57% -47% -55% Baseline End of Tx

AK002 Met Treatment Responder Secondary Endpoint Treatment Arm Treatment Responders p - value High Dose AK002 (n=20) 70% 0.0009 Low Dose AK002 (n=19) 68% 0.0019 Combined AK002 (n=39) 69% 0.0008 Placebo (n=20) 5% - Treatment responder defined as: >75% reduction in tissue eosinophil counts AND >30% reduction in symptoms (TSS)

Additional Analyses

Endpoint Sensitivity Analyses Intent to Treat (ITT): All patients randomized (n=65) Includes Per Protocol (n=59) population plus: 2 patients only received 1 dose of drug 1 patient did not complete PRO 3 patients had their daily steroid dose altered Safety evaluated on the ITT population Protocol allowed steroid use: ≤ 10mg daily oral prednisone Must be preexisting prior to screening start and stable throughout screening, baseline and study periods Acute steroid use Premedication before infusion Therapeutically to manage IRR Protocol violation: Increase or decrease in daily steroid amount Acute steroid use across both groups: 28% AK002, 35% placebo Study Population Acute Steroid Use

All Analyses Show Consistent Results Primary and Secondary Endpoint p-values AK002 Dose Groups Placebo High (n=20/16/21) Low (n=19/12/22) High/Low (n=39/28/43) (n=20/13/22) 1° - Tissue Eosinophils % Δ from BL to Day 99 Per Protocol <0.0001 <0.0001 <0.0001 - No Steroids <0.0001 <0.0001 <0.0001 - ITT <0.0001 <0.0001 <0.0001 - 2° - Treatment Responders (Eos Δ >-75% & TSS Δ >-30%) Per Protocol 0.0009 0.0019 0.0008 - No Steroids <0.0001 0.0001 <0.0001 - ITT 0.0008 0.0017 0.0007 - 2° - Total Symptom Score % Δ from BL to End of Study Per Protocol 0.0012 0.0150 0.0012 - No Steroids 0.0016 0.0313 0.0027 - ITT 0.0260 0.1556 0.0359 -

Eosinophilic Esophagitis Patients AK002 (n=15) Placebo (n=10) Total (N=25) Age, Median (Range) 34 (18-68) 34 (21-53) 34 (18-68) Female 67% 40% 56% Mean Baseline Esophageal Eosinophils/hpf 43 79 56 Mean Baseline Esophageal Mast Cells/hpf 28 36 31 Mean Baseline Dysphagia Score 4.0 4.4 4.2

Esophageal Eos < 5/HPF1 Significant Eosinophil Reductions in Patients With EoE % of Patients AK002 Placebo *p <0.0001 * 13 of 14 patients had < 5 eos/hpf (1/9) (13/14) 1Excludes patients with eos < 5/hpf at baseline

Severity of Dysphagia1 Substantial Improvement in Dysphagia Histological and symptomatic improvement provides strong proof of concept in EoE 1All EoE patients with end of treatment dysphagia scores Mean %∆ from BL AK002 (n=12) Placebo (n=8)

Mast Cell Counts Decrease on AK002 Mast Cells in Gastric, Duodenal, and Esophageal Biopsies Baseline Day 99 Mean Peak Cell Count / hpf -17% -26%* -20% -3% +1% -9% *p <0.05 n= 39 39 BL=22, Day 99 = 21 20 20 BL=12, Day 99 = 10 AK002 Placebo

Safety Summary

Safety: Treatment-Emergent AEs in ≥5% of Patients % of Patients, (n) AK002 (n=43) Placebo (n=22) Infusion related reaction 60% (26) 23% (5) Headache 9% (4) 9% (2) Upper respiratory tract infection 9% (4) 9% (2) Urinary tract infection 9% (4) 5% (1) Nausea 7% (3) 14% (3) Fatigue 7% (3) 9% (2) Diarrhea 5% (2) 9% (2) Nasopharyngitis 5% (2) 9% (2) Abdominal pain 2% (1) 9% (2) Dehydration 2% (1) 9% (2) Gastroenteritis viral 2% (1) 9% (2) Pyrexia 2% (1) 9% (2) Sinusitis 2% (1) 9% (2) Cough 0% (0) 9% (2) Influenza 0% (0) 9% (2) White blood cell count increased 0% (0) 9% (2)

Safety Summary Generally well tolerated Most common AE was mild to moderate infusion related reactions (IRR) 60% of AK002 patients vs 23% placebo 93% mild to moderate (flushing, feeling of warmth, headache, nausea, dizziness) Mostly on first infusion, greatly reduced or does not occur on subsequent infusions 1 drug-related serious adverse event, an IRR which recovered within 24 hours with no further sequelae Treatment-emergent SAEs: 9% on AK002, 14% on Placebo No other significant AEs

Open-Label Extension & Next Steps

Extension Study Status 92% of patients elected to enter long-term extension study Current median duration of treatment 3 months Efficacy appears to improve with continued dosing Optimizing dose administration Pre-dose with oral prednisone 1 day prior to first and second AK002 doses No IRRs observed in patients using steroid pre-dose Allows administration of 1mg/kg as first dose Infusion time can be reduced to < 2 hours on second and subsequent doses

EG/EGE and EoE Next Steps Q4 2019/Q1 2020 End of phase 2 meeting Q1 2020 Estimated phase 3 study start eosinophilic gastritis and/or eosinophilic gastroenteritis Q1 2020 Estimated phase 2/3 study start in eosinophilic esophagitis

Evan S. Dellon, MD MPH TITLE:Professor of Medicine, Gastroenterology & Epidemiology Director, Center for Esophageal Diseases and Swallowing Director, CGIBD Biostatistics and Clinical Research Core INSTITUTION:University of North Carolina School of Medicine SPECIALTY:Gastroenterology FOCUS:Epidemiology, pathogenesis, diagnosis, treatment, and outcomes of Eosinophilic Gastrointestinal Disorders Investigator and member of NIH-funded Consortium of Eosinophilic Gastrointestinal Disease Researchers (CEGIR) Editorial Board: Clinical Gastroenterology and Hepatology Author/Co-Author: >200 peer reviewed publications Investigator for multiple EGID studies including EoE

Corporate Updates

Strong Balance Sheet and Significant IP Protection Cash, Cash Equivalents and Investments in Marketable Securities as of June 30, 2019 $153.1M Q2 2019 Operating Expenses $20.1M AK002 US patents run until 2035 Lonza currently manufactures AK002

Anticipated Near-term Milestones Q1’20 Phase 3 EG/EGE and EoE Study starts H2’20 Phase 1 Data For subcutaneous AK002 Q4’19/Q1’20 End of Phase 2 Meeting Q1’20 Phase 1 Data in Mast Cell GI H1’20 Phase 2 Extension Data in EG and/or EGE

Experienced Management Team Previous Experience Robert Alexander, PhD Chief Executive Officer CEO, ZS Pharma Director Alta Partners; Business Development, Genentech Adam Tomasi, PhD President & COO CSO & Head of Corporate Development, ZS Pharma Principal Alta Partners, Drug Discovery, Gilead, Cytokinetics Henrik Rasmussen, MD, PhD Chief Medical Officer CMO, ZS Pharma Head of Clinical Development, Medical and Regulatory Affairs, Novo Nordisk Leo Redmond Chief Financial Officer President & CFO, Presidio Pharmaceuticals Senior Director Finance; Genentech Simon Greenwood, PhD Chief Business Officer Director Roche Venture Fund Head Genenfund; Business Development and Research, Genentech Tim Varacek Chief Commercial Officer SVP, Sales and Commercial Operations, ZS Pharma VP, Sales, InterMune Mark Asbury Chief Legal Officer Chief Legal Officer, ZS Pharma, Pharmacyclics Associate General Council, Genentech Ruby Casareno, PhD VP CMC Director, Manufacturing, Portola Director of Process Development and Manufacturing, OncoMed Sally Bolmer, PhD VP, Reg. Affairs and Drug Development Senior Vice President, Development and Regulatory Affairs, Human Genome Sciences Executive Director, Regulatory Affairs, Centocor

Executive Summary AK002 met all prespecified primary and secondary endpoints in EG/EGE Randomized, double-blind, placebo-controlled study results showed: 95% reduction in tissue eosinophils vs. placebo +10% (p < 0.0001) 69% treatment response rate vs. placebo 5% (p = 0.0008) 53% decrease in symptom score vs. placebo 24% (p = 0.0012) Strong proof of concept in EoE 13/14 (93%) of patients had eosinophils < 5 /hpf 53% decrease in dysphagia vs. placebo 17% Today’s data builds on robust results in multiple other diseases